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U.S. GOVERNMENT SECURITIES FUND

[close-up photograph of a government building]

Semi-annual report for the six months ended February 28, 2002


U.S. GOVERNMENT SECURITIES FUND(SM)

U.S. Government Securities Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

U.S. Government Securities Fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States Government.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2002 (the most recent calendar quarter):

CLASS A SHARES                        One year    Five years    Ten years

reflecting 3.75% maximum sales charge  -0.01%      +5.82%        +6.06%

The fund's 30-day yield for Class A shares as of March 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 4.04%. The fund's distribution rate for Class A shares as of that date was 4.16%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 20. Please see the back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW SHAREHOLDERS:

U.S. government obligations have long been regarded as safe investments for troubled times. This was certainly the case early in the reporting period when an economic recession and the events of September 11 kindled strong demand for government bonds. Although bond prices declined considerably later in the period, U.S. Government Securities Fund produced positive returns for its shareholders.

For the six months ended February 28, 2002, the fund posted a total return of 2.7%, assuming reinvestment of monthly dividends totaling 30.75 cents a share. Shareholders who reinvested dividends earned an income return of 2.29% (4.58% annualized). Those who elected to receive dividends in cash earned an income return of 2.27% (4.54% annualized) and saw the value of their shares rise a slight 0.4%.

During the same period, the unmanaged Salomon Smith Barney
Treasury/Government-Sponsored Mortgage Index (which does not include expenses) rose 3.2%, and according to Lipper, the average return of 171 government bond funds was 2.4%.

ECONOMIC AND MARKET REVIEW

For most of last year, a sagging economy and government efforts to stimulate growth heavily influenced bond prices. The Federal Reserve Board lowered short-term interest rates 11 times from January through December, pushing the benchmark federal funds rate to 1.75%, its lowest level in four decades. These actions significantly boosted short-term bond prices; bond prices typically rise when interest rates decline.

Shortly after the start of the fund's fiscal year, tragedy struck the United States. The September 11 terrorist attacks further weakened an ailing economy and heightened market anxieties. Stock prices, already down for the year, plunged further in the days that followed, while investors clamored for the safety of fixed-income investments, especially short-term, high-quality bonds.

This flight to quality began to wane by early November. Government bond prices started to weaken as expectations of an economic recovery grew, stock prices rebounded and consumer spending held steady. Long-term government debt slipped in price far more than short-term debt. Consequently, 10- and 30-year Treasury bonds ended the six-month period at lower prices, while two- and five-year Treasuries were slightly higher. Mortgage-backed securities retained slightly better value in the face of declining Treasury prices.

[Begin Sidebar]
Treasury yield curves: Plotting current yields for benchmark Treasury debt

                               8/31/01                        2/28/02

3 month                        3.362                          1.751

6 month                        3.286                          1.862

2 year                         3.625                          3.057

5 year                         4.378                          4.189

10 year                        4.830                          4.875

30 year                        5.367                          5.416


Source: Bloomberg
[End Sidebar]


HOW THE FUND RESPONDED

As interest rates declined, your portfolio counselors sought to increase the fund's exposure to shorter maturity debt. As a result, the average maturity of portfolio holdings declined during the period to 4.6 years from 5.8 years. Bonds with shorter maturities tend to be less volatile in price and retain more value when yields begin to rise, as they did late in the period.

Although the decline in interest rates lifted bond prices, it also lowered the income available to the fund from bonds that were added to the portfolio. Consequently, the fund trimmed its monthly dividend in December 2001 to 4.75 cents a share from 5.5 cents.

In an effort to preserve income and capital, the fund's portfolio counselors identified emerging opportunities in the government mortgage market. Mortgage-backed bonds carry prepayment risks, especially when interest rates are falling, but they frequently offer more attractive yields than comparable Treasury debt. During these six months, the fund increased its holdings of federal agency mortgage pass-throughs to 46% of net assets from 38%. At the same time, U.S. Treasury obligations and federal agency debentures declined to 34% and 7%, respectively, from 38% and 11% at the start of the period. This shift proved beneficial as mortgage-backed securities produced somewhat higher returns for the period than did short- or long-term Treasuries.

MORE THAN A REFUGE

U.S. Government Securities Fund offers shareholders a portfolio of top-quality bonds that provide a relatively high level of current income with low credit risk. Over the past 12 months, investors have especially prized this combination of income and quality, as stock markets floundered and several once prominent corporations abruptly crumbled. Since February of 2001, net assets of the fund have increased more than 40%, fueled by a 60% increase in the number of shareholder accounts. We take this opportunity to welcome new shareholders to our family and hope that U.S. Government Securities Fund serves as a cornerstone for building your long-term investment goals. While the fund may afford obvious refuge in uncertain investment times, we believe it also can offer substantial value over the long term as an integral part of your total portfolio.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

April 15, 2002


RESULTS AT A GLANCE (as of February 28, 2002, with all distributions reinvested)

                                          Average annual              Total return
                                          compound return

One year                                  -                           +6.0%

Five years                                +6.7%                       +38.6

Ten years                                 +6.6                        +89.0

Lifetime (since October 17, 1985)         +7.6                        +233.2


[pie chart]
Federal agency mortgage pass-throughs                              46%
U.S. Treasury notes & bonds                                        34%
Federal agency debentures                                           7%
Federal agency collateralized mortgage obligations                  5%
Cash & equivalents                                                  8%

U.S. Government Securities Fund
Investment portfolio, February 28, 2002

                                                                                   (unaudited)

                                                                       Principal        Market
                                                                          amount         value
Bonds & notes                                                              (000)         (000)
Federal agency mortgage pass-throughs (1)  -  46.10%
Fannie Mae:
5.50% 2016 - 2017                                                       $  42,411   $    42,239
6.00% 2032                                                                  9,000         8,947
6.50% 2016 - 2032                                                          31,124        31,724
7.00% 2009 - 2032                                                          35,266        36,488
7.50% 2030 - 2031                                                          10,716        11,161
8.00% 2005 - 2023                                                           1,176         1,253
8.16% 2002 (2)                                                                 32            32
8.50% 2007 - 2027                                                             795           861
9.00% 2009                                                                    123           133
9.50% 2011 - 2022                                                             480           528
12.00% 2019                                                                 2,780         3,245
Freddie Mac:
6.00% 2014                                                                  1,984         2,016
7.00% 2008                                                                    336           353
7.20% 2006                                                                 12,962        13,853
8.00% 2012 - 2017                                                           2,053         2,159
8.25% 2007                                                                    190           201
8.50% 2009 - 2021                                                           2,479         2,681
8.75% 2008                                                                    188           201
11.00% 2016                                                                    19            22
12.00% 2015                                                                    47            55
Government National Mortgage Association:
5.50% 2013 - 2016                                                          17,019        17,056
6.00% 2008 - 2032                                                         219,977       220,300
6.50% 2014 - 2032                                                         146,344       149,458
7.00% 2008 - 2032                                                         130,855       135,256
7.50% 2009 - 2032                                                          57,733        60,488
8.00% 2002 - 2030                                                          36,732        38,522
8.50% 2020 - 2023                                                           1,375         1,489
9.00% 2009 - 2021                                                           2,343         2,548
9.50% 2009 - 2021                                                             541           595
10.00% 2019 - 2022                                                         10,665        12,075
                                                                                        795,939

U.S. Treasury notes & bonds  -  33.81%
4.25% May 2003                                                            117,000       119,632
5.75% August 2003                                                          10,000        10,448
3.00% January 2004                                                         61,000        61,000
Principal Strip 0% August 2004                                             44,962        41,313
11.625% November 2004                                                       9,500        11,479
Principal Strip 0% May 2006                                                35,720        30,002
6.875% May 2006                                                            32,250        35,697
7.00% July 2006                                                             5,000         5,563
3.375% January 2007  (3)                                                   25,934        26,615
6.25% February 2007                                                        28,500        30,963
6.625% May 2007                                                            21,500        23,741
5.75% August 2010                                                          21,000        22,270
Principal Strip 0% November 2011                                            5,285         3,190
10.375% November 2012                                                      31,000        39,835
12.00% August 2013                                                         10,000        13,995
8.875% August 2017                                                         25,250        34,087
8.875% February 2019                                                        9,100        12,414
8.125% August 2019                                                         12,000        15,411
7.875% February 2021                                                       32,250        40,811
6.25% May 2030                                                              4,685         5,142
                                                                                        583,608

Federal agency debentures  -  6.73%
Fannie Mae:
 6.35% 2005 (1)                                                             2,877         2,980
 6.25% 2029                                                                 3,150         3,171
 7.25% 2030                                                                 6,000         6,835
Federal Home Loan Bank Bonds:
 5.125% 2003                                                                6,315         6,528
 5.75% 2008                                                                 7,725         7,972
 5.80% 2008                                                                10,075        10,434
Freddie Mac 6.75% 2031                                                      2,150         2,311
United States Government Guaranteed Ship Financing                          9,546         9,696
 Obligations, Rowan Companies, Inc. (Title XI)
 5.88% 2012 (1)
Sallie Mae 4.75% 2004                                                      10,000        10,284
Small Business Administration:
 Series 2001-20K, Class 1, 5.34% 2021                                       5,250         5,091
 Series 2001-20J, Class 1, 5.67% 2021                                       5,500         5,478
 Series 2001-20F, Class 1, 6.44% 2021 (1)                                  13,179        13,645
 Series 2001-20G, Class 1, 6.625% 2021 (1)                                  4,067         4,249
Tennessee Valley Authority:
 Series G, 5.375% 2008                                                     22,420        22,651
 Global Power Bonds, 1995 Series E, 6.75% 2025                              4,500         4,847
                                                                                        116,172

Federal agency collateralized mortgage obligations
  (1) -  4.75%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                            660           690
 Series 1997-M5, Class C, ACES 6.74% 2007                                   5,000         5,341
 Series 1998-M6, Class A-2, ACES, 6.32% 2008                                2,500         2,637
 Trust 35, Class 2, 12.00% 2018                                               125           143
 Series 90-93, Class G, 5.50% 2020                                            658           625
 Series 1992-119, Class Z, 8.00% 2022                                       2,702         2,804
 Series 1994-4, Class ZA, 6.50% 2024                                        4,800         4,750
 Series 2001-4, Class NA, 11.70% 2025 (2)                                  19,374        22,197
 Series 1997-M6, Class ZA, 6.85% 2026                                      13,598        13,327
 Series 2001-20, Class C, 11.58% 2031 (2)                                   3,178         3,676
 Series 2001-20, Class E, 9.588% 2031 (2)                                     778           870
 Series 1999-T2, Class A-1, 7.50% 2039                                      5,876         6,197
Freddie Mac:
 Series 83-A, Class 3, 11.875% 2013                                            61            66
 Series 83-B, Class B-3, 12.50% 2013                                          400           441
 Series 2289-NA, 11.962% 2020 (2)                                          11,670        13,626
 Series 178, Class Z, 9.25% 2021                                              652           687
 Series 2289-NB, 10.977% 2022 (2)                                           2,830         3,239
 Series 1567, Class A, 2.275% 2023 (2)                                        721           662
                                                                                         81,978

Collateralized mortgage obligations
(privately originated)  -  0.08%
Paine Webber CMO, Series O, Class 5,                                        1,248         1,384
 9.50% 2019 (1) (4)
                                                                                          1,384


Total bonds & notes (cost: $1,548,111,000)                                            1,579,081



                                                                       Principal        Market
                                                                          amount         value
Short-term securities                                                      (000)         (000)

Corporate short-term notes  -  9.19%
Abbott Laboratories: (5)
 1.72% due 3/7/2002                                                        13,500        13,495
 1.70% due 3/12/2002                                                       15,000        14,991
Alcoa Inc. 1.77% due 3/22/2002                                             20,000        19,978
American General Corp. 1.79% due 4/2/2002                                  13,500        13,478
ChevronTexaco Corp. 1.77% due 3/12/2002                                    11,400        11,393
Ciesco LP:
 1.77% due 3/4/2002                                                         5,000         4,999
 1.78% due 4/8/2002                                                        22,000        21,958
General Electric Capital Corp. 1.88% due 3/1/2002                          25,000        24,999
Motiva Enterprises LLC 1.76% due 3/5/2002                                  10,000         9,997
Procter & Gamble Co. 1.60% due 3/4/2002 (5)                                23,300        23,296
                                                                                        158,584

Federal agency discount notes  -  1.36%
Freddie Mac 1.685% due 3/19/2002                                           15,000        14,987
Federal Home Loan Banks 1.73% due 4/19/2002                                 8,500         8,480
                                                                                         23,467


Total short-term securities (cost: $182,051,000)                                        182,051


Total investment securities (cost: $1,730,162,000)                                    1,761,132
Excess of payables over cash and receivables                                             34,817

Net assets                                                                           $1,726,315

(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2) Coupon rates may change periodically.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Comprised of federal agency originated or guaranteed loans.
(5) Restricted security that can be resold only to institutional investors. In practice, this security is as liquid as an unrestricted security in the portfolio.



See Notes to Financial Statements

U.S. Government Securities Fund
Financial statements
(dollars and shares in thousands,
 except per share amounts)
Statement of assets and liabilities                                                     unaudited
at February 28, 2002

Assets:
 Investment securities at market
  (cost: $1,730,162)                                                                   $1,761,132
 Cash                                                                                         614
 Receivables for:
  Sales of investments                                                           $653
  Sales of fund's shares                                                       10,063
  Interest                                                                     11,337      22,053
 Other assets                                                                                   4
                                                                                        1,783,803
Liabilities -
 Payables for:
  Purchases of investments                                                     51,506
  Repurchases of fund's shares                                                  2,789
  Dividends on fund's shares                                                    1,713
  Management services                                                             441
  Services provided by affiliates                                                 940
  Deferred Trustees' compensation                                                  65
  Other fees and expenses                                                          34      57,488
Net assets at February 28, 2002                                                        $1,726,315

Net assets consist of:
 Capital paid in on shares of beneficial interest                                      $1,772,203
 Distruibutions in excess of net investment income                                           (212)
 Accumulated net realized loss                                                            (76,646)
 Net unrealized appreciation                                                               30,970
Net assets at February 28, 2002                                                        $1,726,315

Shares of beneficial interest issued and outstanding -
 unlimited shares authorized
                                                                                              Net
                                                              Net assets       Shares asset value
                                                                          outstanding per share (1
Class A                                                       $1,581,497      118,154      $13.39
Class B                                                           86,585        6,469       13.39
Class C                                                           45,585        3,406       13.39
Class F                                                           12,334          921       13.39
Class 529-A                                                          140           10       13.39
Class 529-B                                                          118            9       13.39
Class 529-C                                                           56            4       13.39
(1) Maximum offering price and redemption price
 per share are equal to the net asset value per share
for all share classes, except for Class A and
Class 529-A, for which the maximum offering
 price per share is $13.91 for both.


Statement of operations
for the six months ended February 28, 2002
Investment income:                                                        (dollars in   Unaudited
 Income-                                                                   thousands)
  Interest                                                                                $41,639

 Fees and expenses:
  Investment advisory services                                                 $2,699
  Distribution services                                                         2,732
  Transfer agent services                                                         915
  Administrative services                                                          39
  Reports to shareholders                                                          70
  Registration statement and prospectus                                           121
  Postage, stationery and supplies                                                115
  Trustees' compensation                                                           12
  Auditing and legal                                                               46
  Custodian                                                                        16
  Other                                                                             4       6,769
 Net investment income                                                                     34,870

Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                                          11,998
 Net unrealized depreciation on investments                                                (7,509)
  Net realized gain and
   unrealized depreciation
   on investments                                                                           4,489
 Net increase in net assets resulting
  from operations                                                                         $39,359









Statement of changes in net assets                                        (dollars in  thousands)
                                                                           Six months
                                                                                ended  Year ended
                                                                         February 28,  August 31,
                                                                                2002*         2001
Operations:
 Net investment income                                                        $34,870     $66,230
 Net realized gain on investments                                              11,998      16,742
 Net unrealized (depreciation) appreciation
  on investments                                                               (7,509)     40,971
  Net increase in net assets
   resulting from operations                                                   39,359     123,943

Dividends paid to shareholders                                                (35,867)    (70,438)

Capital share transactions                                                    304,534     279,111

Total increase in net assets                                                  308,026     332,616

Net assets:
 Beginning of period                                                        1,418,289   1,085,673
 End of period (including
  distributions in excess of net investment income and
  undistributed net investment income: $(212) and $785,
  respectively)                                                            $1,726,315  $1,418,289

*Unaudited

See Notes to Financial Statements

Notes to financial statements
                                  unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education.

The fund's share classes are described below:

SHARE CLASS                  INITIAL SALES CHARGE          CONTINGENT DEFERRED         CONVERSION
                                                           SALES CHARGE UPON           FEATURE
                                                           REDEMPTION

Class A and Class 529-A      Up to 3.75%                   None                        None

Class B and Class 529-B      None                          Declines from 5% to         Class B and
                                                           zero for redemptions        Class 529-B
                                                           within six years of         convert to Class
                                                           purchase                    A and Class 529-A, respectively,
                                                                                       after eight
                                                                                       years

Class C                      None                          1% for redemptions          Class C converts
                                                           within one year of          to Class F after
                                                           purchase                    10 years

Class 529-C                  None                          1% for redemptions within one year of   None
                                                           purchase

Class 529-E*                 None                          None                        None

Class F and Class 529-F*     None                          None                        None


* As of February 28, 2002, there were no Class 529-E or Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION -Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -Dividends to shareholders are declared daily from net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 28, 2002, the cost of investment securities for federal income tax purposes was $1,730,162,000.

As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (dollars in thousands)

Distributions in excess of net investment income              $(146)

Accumulated short-term losses                                 (80,017)

Undistributed long-term gains                                 10,692

Unrealized appreciation                                       34,090

Unrealized depreciation                                       (3,120)


Accumulated short-term losses above include capital loss carryforwards of $15,165,000, $27,152,000, $20,590,000, $4,377,000, $5,664,000 and $8,375,000
expiring in 2003, 2004, 2005, 2006, 2008 and 2009, respectively. The capital loss carryforward will be used to offset undistributed capital gains realized by the fund. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid was as follows:

SIX MONTHS ENDED FEBRUARY 28, 2002
(dollars in thousands)

                           DISTRIBUTIONS FROM ORDINARY INCOME             DISTRIBUTIONS      TOTAL
                                                                          FROM               DISTRIBUTIONS

                           NET INVESTMENT INCOME    SHORT-TERM            LONG-TERM          PAID
                                                    CAPITAL GAINS         CAPITAL GAINS



CLASS A                    $33,863                  $-                    $-                 $33,863

CLASS B                    1,251                     -                     -                 1,251

CLASS C(1)                 560                       -                     -                 560

CLASS F(1)                 193                       -                     -                 193

CLASS 529-A(1)             - *                       -                     -                 - *

CLASS 529-B(1)             - *                       -                     -                 - *

CLASS 529-C(1)             - *                       -                     -                 - *

TOTAL                      $35,867                  $-                    $-                 $35,867



YEAR ENDED AUGUST 31, 2001
(DOLLARS IN THOUANDS)


                           DISTRIBUTIONS FROM ORDINARY INCOME                        DISTRIBUTIONS       TOTAL
                                                                          FROM                DISTRIBUTIONS

                           NET INVESTMENT INCOME     SHORT-TERM           LONG-TERM           PAID
                                                     CAPITAL GAINS        CAPITAL GAINS

Class A                    $69,470                   $-                   $-                  $69,470

Class B                    744                        -                    -                  744

Class C(2)                 118                        -                    -                  118

Class F(2)                 106                        -                    -                  106

Total                      $70,438                   $-                   $-                  $70,438

*Amount less than
1,000.


(1) Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.
(2) Class C and Class F shares were not offered before March 15, 2001.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of annual rates beginning with 0.30% per annum on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a series of annual rates beginning with 3.00% per annum on the first $3,333,333 of the fund's monthly gross investment income decreasing to 2.00% on such income in excess of $8,333,333. For the six months ended February 28, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.338% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Trustees approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets of up to 0.30% for Class A shares; 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and 0.50% for Class F and Class 529-F shares. In some cases, the Board of Trustees approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Trustees has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% of average daily net assests, currently the expense is limited to 0.30% of such assets. As of February 28, 2002, unreimbursed expenses which remain subject to reimbursement totaled $303,000 for Class A.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder record keeping, communications and transaction processing. AFS is compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the six months ended February 28, 2002 are as follows (dollars in thousands):


FUND SHARE                        DISTRIBUTION        TRANSFER             ADMINISTRATIVE
CLASSES                           SERVICES            AGENT                SERVICES
                                                      SERVICES

Class A                           $2,236              $875                 Not applicable

Class B                            333                 40                  Not applicable

Class C                            152                Not applicable       $30

Class F                            11                 Not applicable        9

Class 529-A                       -                   Not applicable        - *

Class 529-B                        - *                Not applicable        - *

Class 529-C                        - *                Not applicable        - *


* Amount less than 1,000.


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

SIX MONTHS ENDED FEBRUARY 28, 2002                          (dollars      and shares in   thousands)



                SALES                         REINVESTMENTS              REPURCHASES                 NET
                                              OF DIVIDENDS                                          INCREASE
                                              AND
                                              DISTRIBUTIONS

                Amount           Shares       Amount       Shares     Amount         Shares       Amount         Shares

Class A         $554,274         41,320       $28,022        2,094      $(361,419)     (26,981)   $220,877       16,433

Class B           58,539          1,054            79      (13,236)          (990)      46,357       3,451        4,362

Class C           47,891          3,571           460           34        (17,581)      (1,314)     30,770        2,291

Class F           49,845          3,728           130           10        (43,758)      (3,269)      6,217          469

Class                139             10             -            -              -            -         139           10
529-A(1)

Class                118              9             -            -              - *          - *       118            9
529-B(1)

Class                 56              4             -*         -*            -            -             56            4
529-C(1)

Total net       $710,862         53,004       $29,666        2,217      $(435,994)     (32,554)     $304,534       22,667
increase
(decrease)
in fund



YEAR ENDED AUGUST 31, 2001
(dollars and shares in thousands)


                SALES                      REINVESTMENTS                  REPURCHASES                 NET
                                           OF DIVIDENDS                                              INCREASE
                                           AND
                                           DISTRIBUTIONS

                Amount         Shares      Amount      Shares         Amount         Shares       Amount         Shares

Class A         $829,729       63,187      $55,696     4,254          $(663,616)     (50,581)     $221,809       16,860

Class B           42,424        3,224          585        44             (6,444)        (490)       36,565        2,778

Class C(2)        21,524        1,631           85         6             (6,888)        (522)       14,721        1,115

Class F(2)        46,157        3,497           65         5            (40,206)      (3,049)        6,016          453

Total net       $939,834       71,539      $56,431     4,309,630      $(717,154)     (54,642)     $279,111       21,206
increase
(decrease)
in fund


(1)Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.
(2) Class C and Class F shares were not offered before March 15, 2001.

5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. Any costs incurred in connection with the disposition of such securities will be recorded in the fund on the date of disposition. As of February 28, 2002, the total value of restricted securities was $51,782,000, which represents 3.00% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,293,360,000 and $911,990,000, respectively, during the six months ended February 28, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended February 28, 2002, the custodian fee of $16,000 was offset by this reduction rather than paid in cash.


Financial Highlights (1)

                                                             Net asset
                                                                 value,
                                                              beginning
                                                              of period
Class A:
 Six months ended 2/28/2002 (2)                             $     13.34
 Year ended 8/31/2001                                              12.76
 Year ended 8/31/2000                                              12.63
 Year ended 8/31/1999                                              13.39
 Year ended 8/31/1998                                              13.03
 Year ended 8/31/1997                                              12.78
Class B:
 Six months ended 2/28/2002 (2)                                    13.34
 Year ended 8/31/2001                                              12.76
 Period from 3/15/2000 to 8/31/2000                                12.49
Class C:
 Six months ended 2/28/2002 (2)                                    13.34
 Period from 3/15/2001 to 8/31/2001                                13.31
Class F:
 Six months ended 2/28/2002 (2)                                    13.34
 Period from 3/15/2001 to 8/31/2001                                13.31
Class 529-A -
 Period from 2/20/2002 to 2/28/2002 (2)                            13.36
Class 529-B -
 Period from 2/20/2002 to 2/28/2002 (2)                            13.36
Class 529-C -
 Period from 2/19/2002 to 2/28/2002 (2)                            13.36

                                                                 Income from investment  operations
                                                                                   Net
                                                                          gains(losses)
                                                                          on securities
                                                                   Net   (both realized Total from
                                                             investment             and  investment
                                                             income (3) unrealized) (3)  operations
Class A:
 Six months ended 2/28/2002 (2)                                    $.29            $.06        $.35
 Year ended 8/31/2001                                               .70             .63        1.33
 Year ended 8/31/2000                                               .77             .09         .86
 Year ended 8/31/1999                                               .77            (.76)        .01
 Year ended 8/31/1998                                               .83             .40        1.23
 Year ended 8/31/1997                                               .88             .25        1.13
Class B:
 Six months ended 2/28/2002 (2)                                     .25             .06         .31
 Year ended 8/31/2001                                               .61             .63        1.24
 Period from 3/15/2000 to 8/31/2000                                 .50             .07         .57
Class C:
 Six months ended 2/28/2002 (2)                                     .24             .06         .30
 Period from 3/15/2001 to 8/31/2001                                 .25             .04         .29
Class F:
 Six months ended 2/28/2002 (2)                                     .29             .06         .35
 Period from 3/15/2001 to 8/31/2001                                 .29             .04         .33
Class 529-A -
 Period from 2/20/2002 to 2/28/2002 (2)                             .02             .03         .05
Class 529-B -
 Period from 2/20/2002 to 2/28/2002 (2)                             .01             .03         .04
Class 529-C -
 Period from 2/19/2002 to 2/28/2002 (2)                             .01             .03         .04



                                                              Dividends
                                                              (from net      Net asset
                                                             investment      value, end      Total
                                                                income)       of period  return (4)
Class A:
 Six months ended 2/28/2002 (2)                                  ($0.30)  $       13.39        2.67%
 Year ended 8/31/2001                                              (.75)          13.34       10.70
 Year ended 8/31/2000                                              (.73)          12.76        7.07
 Year ended 8/31/1999                                              (.77)          12.63        (.04)
 Year ended 8/31/1998                                              (.87)          13.39        9.70
 Year ended 8/31/1997                                              (.88)          13.03        9.08
Class B:
 Six months ended 2/28/2002 (2)                                    (.26)          13.39        2.31
 Year ended 8/31/2001                                              (.66)          13.34        9.94
 Period from 3/15/2000 to 8/31/2000                                (.30)          12.76        4.60
Class C:
 Six months ended 2/28/2002 (2)                                    (.25)          13.39        2.27
 Period from 3/15/2001 to 8/31/2001                                (.26)          13.34        2.19
Class F:
 Six months ended 2/28/2002 (2)                                    (.30)          13.39        2.65
 Period from 3/15/2001 to 8/31/2001                                (.30)          13.34        2.53
Class 529-A -
 Period from 2/20/2002 to 2/28/2002 (2)                            (.02)          13.39         .33
Class 529-B -
 Period from 2/20/2002 to 2/28/2002 (2)                            (.01)          13.39         .31
Class 529-C -
 Period from 2/19/2002 to 2/28/2002 (2)                            (.01)          13.39         .32



                                                                              Ratio of    Ratio of
                                                            Net assets,        expenses  net income
                                                          end of period      to average  to average
                                                          (in millions)      net assets  net assets
Class A:
 Six months ended 2/28/2002 (2)                                  $1,581       0.80% (5)   4.42% (5)
 Year ended 8/31/2001                                              1,357            .85        5.37
 Year ended 8/31/2000                                              1,083            .85        6.13
 Year ended 8/31/1999                                              1,322            .80        5.80
 Year ended 8/31/1998                                              1,210            .79        6.24
 Year ended 8/31/1997                                              1,106            .80        6.74
Class B:
 Six months ended 2/28/2002 (2)                                       87       1.50 (5)   3.65 (5)
 Year ended 8/31/2001                                                 40           1.51        4.47
 Period from 3/15/2000 to 8/31/2000                                    3            .71        2.44
Class C:
 Six months ended 2/28/2002 (2)                                       46       1.58 (5)   3.59 (5)
 Period from 3/15/2001 to 8/31/2001                                   15            .81        1.97
Class F:
 Six months ended 2/28/2002 (2)                                       12       0.84 (5)   4.38 (5)
 Period from 3/15/2001 to 8/31/2001                                    6            .40        2.35
Class 529-A -
 Period from 2/20/2002 to 2/28/2002 (2)                               -             .02         .14
Class 529-B -
 Period from 2/20/2002 to 2/28/2002 (2)                               -             .04         .11
Class 529-C -
 Period from 2/19/2002 to 2/28/2002 (2)                               -             .04         .12


Supplemental data - all classes                              Six months    Year ended     August 31
                                                                  ended
                                                           February 28,
                                                                   2002            2001        2000

Portfolio turnover rate                                              64%             44%         63%

Supplemental data - all classes                              Year ended       August 31

                                                                   1999            1998        1997

Portfolio turnover rate                                              81%             82%         28%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Unaudited.
(3) Years ended 1999, 1998 and 1997 are based on shares outstanding on the last day of the year;
 all other periods are based on average shares outstanding.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Annualized.
(6) Amounts less than 1 million.

OTHER SHARE CLASS RESULTS (UNAUDITED)

Class B, Class C, Class F and Class 529
Returns for periods ended March 31, 2002 (the most recent calendar quarter):
 One year Life of class

                                                  One           Life of
                                                  year          class

CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of
5%, payable only if shares are sold
within six years of purchase                      -1.77%        +5.62%/1/
Not reflecting CDSC                               +3.18%        +7.45%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%,
payable only if shares are sold
within one year of purchase                       +2.01%        +2.77%/2/
Not reflecting CDSC                               +3.00%        +2.77%/2/
CLASS F SHARES
Not reflecting annual asset-based fee
charged by sponsoring firm                        +3.83%        +3.52%/2/


CLASS 529 SHARES

Results for these shares are not shown because of the brief time between their introduction on February 15, 2002, and the end of the period.

/1/Average annual compound return from March 15, 2000, when Class B shares first became available.

/2/Average annual compound return from March 15, 2001, when Class C and Class F shares first became available.



OFFICES

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

[logo - American Funds(sm)]

The right choice for the long term(sm)

There are several ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.78% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.04% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

THE CAPITAL GROUP COMPANIES
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Litho in USA  DD/GRS/5536
Lit. No. GVT-013-0402
Printed on recycled paper